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                            SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement                   [ ] Confidential, for Use of the Commission Only (as permitted by Rule
                                                  14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        SMARTFORCE PUBLIC LIMITED COMPANY
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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 (4) Proposed maximum aggregate value of transaction:

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 (5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
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2)  Form, Schedule or Registration Statement No.:
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3)  Filing Party:
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4)  Date Filed:
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

                       SMARTFORCE PUBLIC LIMITED COMPANY
                            ------------------------

                        NOTICE OF ANNUAL GENERAL MEETING

     Notice is Hereby Given that the ANNUAL GENERAL MEETING of Shareholders of SmartForce Public Limited Company ("SmartForce" or the "Company"), a corporation organized under the laws of the Republic of Ireland, will be held at The Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland on Tuesday, July 10, 2001 at 11:00 a.m. for the purpose of transacting the following business:

                               ORDINARY BUSINESS

     1. To re-elect as a Director, Mr. John M. Grillos, who retires by rotation and, being eligible, offers himself for re-election in accordance with the Company's Articles of Association.

     2. By separate resolutions to elect as Directors the following persons who were appointed as Directors during the year.

     (A) Mr. Ronald C. Conway

     (B) Mr. David C. Drummond

     3. To receive and consider the Report of the Directors and the Consolidated Financial Statements of SmartForce for the year ended December 31, 2000 and the Auditors' Report to the Members.

     4. To authorize the Directors to fix the remuneration of SmartForce's auditors for the year ending December 31, 2001.

                                SPECIAL BUSINESS

     To consider and, if thought fit, to pass the following resolutions, of which resolutions 5, 7 and 8 will be proposed as ordinary resolutions and resolutions 6 and 9 will be proposed as special resolutions:

     5. THAT in accordance with section 25 of the Economic and Monetary Union Act, 1998 each of the issued and unissued ordinary shares of IR9.375p in the capital of the Company be and it is hereby redenominated into an ordinary share of E0.11903794.

     6. THAT, subject to the passing of Resolution 5 above, and pursuant to section 26 of the Economic and Monetary Union Act, 1998:

          (i) each redenominated ordinary share of E0.11903794 be and it is hereby adjusted by way of renominalization into an ordinary share of E0.11;

          (ii) there shall be transferred to a fund, to be known as the Capital Conversion Reserve Fund, an amount equal to the aggregate amount of the reduction in the issued share capital of the Company resulting from the renominalization of the share capital, the amount so transferred not representing more than 10% of the reduced share capital;

          (iii) the first sentence of paragraph 5 of the Company's Memorandum of Association be deleted and the following be substituted therefor:

           "5. The share capital of the Company is E13,200,000 divided into 120,000,000 ordinary shares of E0.11 each."

          (iv) the definition of "the Ordinary Shares" in Article 1(b) of the Company's Articles of Association be deleted and the following be substituted therefor:

             ""the Ordinary Shares"                ordinary shares of E0.11 each
        in the capital of the Company"

          (v) Article 2 be deleted and the following be substituted therefor:

           "2. Share Capital

               The share capital of the Company is E13,200,000 divided into 120,000,000 ordinary shares of E0.11 each."

          (vi) the references to "Irish punts" in Articles 95 and 96 be deleted and a reference to "Euros" be substituted therefor in each case.

     7. THAT the Company's Employee Share Purchase Plan (the "ESPP") be and it is hereby amended to increase the total number of shares reserved for issuance thereunder by 500,000 ordinary shares of E0.11 each and that the Directors of the Company be and they are hereby authorized to do such acts and things as they may consider necessary or expedient to establish and carry into effect the increase in the number of shares available under the ESPP.

     8. THAT the Company's 2001 Outside Director Option Plan (the "Plan") be and it is hereby adopted, that a total of 350,000 ordinary shares be reserved for issuance thereunder and that the Directors of the Company be and they are hereby authorized to do all such acts and things as they may consider necessary or expedient to establish and carry into effect the Plan with such amendments as may be made by them in accordance with the rules of the Plan and that each Director be authorized to vote and be counted in the quorum on any matter in connection with the Plan notwithstanding any interest he may have therein (except that no Director may vote or be counted in a quorum in respect of his own participation) and that any prohibition contained in the Articles of Association of the Company from time to time on a Director voting or being counted in a quorum be and is hereby relaxed to that extent accordingly.

     9. THAT the Articles of Association of the Company be and they are hereby amended by the deletion therefrom of the existing Article 94 and by the substitution therefor of the following new Article 94:

       "94. Signature of Sealed Instruments
            Every instrument to which either such seal shall be affixed shall be signed by:
            (i) a Director or some other person appointed by the Directors for the purpose; and
            (ii) the Secretary or a Director or some other person appointed by the Directors for the purpose (being in all cases a person other than the person who signed the instrument under sub-paragraph (i) of this Article), save that as regards any certificates for shares or debentures or other securities of the Company the Directors may by resolution determine that such signatures or either of them shall be dispensed with, printed thereon or affixed thereto by any method or system of mechanical signature."

     To conduct any other ordinary business of SmartForce as may properly come before the Meeting.

                                          By Order of the Board

                                          Jennifer M. Caldwell
                                          Secretary

JUNE 14, 2001

Registered Office:
Belfield Office Park
Clonskeagh
Dublin 4
Ireland

NOTES:

     1. The foregoing items of business are more fully described in the proxy statement accompanying this Notice. You are urged to read the proxy statement carefully.

     2. Those persons whose names appear in the Register of Members of SmartForce ("Members") on the date materials are dispatched to shareholders are entitled to receive notice of the Meeting or any adjournment thereof. In addition, Members on the date of the Meeting are entitled to attend and vote at the Meeting.

     3. SmartForce, at the request of The Bank of New York, as depositary for the ordinary shares underlying and represented by the American Depositary Shares (or "ADSs"), has set May 22, 2001 as the Record Date for the determination of those holders of American Depositary Receipts representing such ADSs (collectively, the "ADS Holders") entitled to give instructions for the exercise of voting rights at the Meeting or any adjournment thereof. ADS Holders may not vote at the Meeting. However, The Bank of New York has the right to vote all of the ordinary shares represented by ADSs, subject to certain limitations. Voting of the ADSs is more fully described in the proxy statement accompanying this Notice.

     4. A Member entitled to attend and vote at the Meeting may appoint a proxy or proxies to attend, speak and vote in his, her or its place. A proxy need not be a Member of SmartForce. To be valid, proxy forms must be deposited with SmartForce's Registrars, Computershare Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland not later than 11:00 am on Sunday July 8th, 2001. Completion of the proxy form does not preclude a Member from attending the Meeting and from speaking and voting thereat.

     5. The Register of Directors' Interests and particulars of the Directors' transactions in the share capital of SmartForce and its subsidiary companies required to be kept under section 59 of the Companies Act, 1990 will be available for inspection at the Meeting from 10.45 a.m. until the conclusion of the Meeting. Otherwise they will be available for inspection at the Registered Office of SmartForce during normal business hours on any weekday (Saturdays, Sundays and Irish public holidays excluded) from the date of this Notice until the date of the Meeting.

                             YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY FORM AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE RETURNED A PROXY.

                       SMARTFORCE PUBLIC LIMITED COMPANY
                              BELFIELD OFFICE PARK
                                   CLONSKEAGH
                               DUBLIN 4, IRELAND
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of SmartForce Public Limited Company (referred to herein as "SmartForce") for use at the Annual General Meeting of Shareholders to be held on Tuesday, July 10, 2001 at The Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland at 11:00 a.m., local time, or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual General Meeting.

     These proxy solicitation materials and the Report of the Directors and the SmartForce Consolidated Financial Statements for the year ended December 31, 2000 and the Auditors' Report to the Members, were first mailed on or about June 14, 2001 to ADS holders and to all ordinary shareholders entitled to attend and vote at the Annual General Meeting.

RECORD DATE FOR VOTING OF AMERICAN DEPOSITARY SHARES

     The Bank of New York, as the Registrar and Transfer Agent for the ADSs, as well as the Depositary for the ordinary shares represented by the ADSs, has fixed the close of business on May 22, 2001, as the Record Date for the determination of ADS holders entitled to give instructions for the exercise of voting rights at the Annual General Meeting and any adjournment thereof.

     As of the Record Date, a total of 53,062,298 ordinary shares, par value IR9.375p per share, were outstanding (or, 53,062,298 equivalent ADSs). Each ordinary share is represented by one ADS. The ADSs are quoted on the Nasdaq National Market under the symbol "SMTF." As of the Record Date there were approximately 333 registered holders of ADSs. The ordinary shares represented by the ADSs are owned of record by AIB Custodial Nominees Limited on behalf of The Bank of New York.

     The Bank of New York has the right, subject to certain limitations set forth in the Deposit Agreements among us, the Bank of New York and the owners and beneficial owners of American Depositary Receipts representing ADSs, to vote all of the ordinary shares represented by ADSs. Under the terms of the Deposit Agreements, however, The Bank of New York is required to cast its votes with respect to those ordinary shares for which it receives instructions from the holders of the ADSs representing such ordinary shares in accordance with the instructions received. Holders of ADSs may not vote at the Annual General Meeting.

QUORUM; VOTING OF ORDINARY SHARES

     Holders of our ordinary shares whose names appear in the Register of Members maintained by our Registrars, Computershare Services (Ireland) Limited, on the date materials are dispatched to Members are entitled to receive notice of the Annual General Meeting or any adjournment thereof. In addition, Members on the date of the Annual General Meeting are entitled to attend and vote at the Annual General Meeting.

     The presence at the Annual General Meeting, either in person or by proxy, of three (3) persons entitled to vote at the Annual General Meeting, and who together hold not less than one-third of our voting share capital in issue, each being a Member or a proxy for a Member or a duly authorized representative of a corporate Member, constitutes a quorum for the transaction of business. Abstentions will be counted for the purposes of determining the presence or absence of a quorum for the transaction of business. However, abstentions will have no effect on the outcome of the voting as they will not be considered as votes cast with respect to any matter.

     Votes may be given at the Annual General Meeting either personally or by proxy. Voting at the Annual General Meeting will be by a show of hands unless a poll (a count of the number of shares voted) is duly demanded. On a show of hands, each shareholder present in person and every proxy shall have one vote, provided, that no individual shall have more than one vote and, on a poll, each shareholder shall have one vote for each share of which he, she or it is the holder. Where there is a tie, whether on a show of hands or on a poll, the chairman of the meeting is entitled to a casting vote in addition to any other vote he may have. A proxy has the right to demand or join in demanding a poll. On a poll, a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way. If a choice is specified in the proxy as to the manner in which it is to be voted, the persons acting under the proxy will vote our ordinary shares represented thereby in accordance with such choice. If no choice is specified, the shares will be voted for each proposal set forth in the accompanying Notice of Annual General Meeting, as more fully described in this proxy statement, and in the discretion of the proxies as to any other matter to properly come before the Annual General Meeting.

VOTING OF ADSS

     Under the terms of the Deposit Agreements, whenever The Bank of New York receives notice of any meeting of holders of ordinary shares, The Bank of New York is required to fix a Record Date, which shall be the Record Date, if any, established by us for the purpose of such meeting or, if different, as close thereto as practicable, for the determination of the owners of ADSs who will be entitled to give instructions for the exercise of voting rights at any such meeting, subject to the provisions of the Deposit Agreements.

     Upon receipt of notice of any of our meetings or the solicitation for consents or proxies from the holders of ordinary shares, The Bank of New York is required, if so requested in writing by us, as soon as practicable thereafter, to mail to all owners of ADSs a notice, the form of which shall be in the sole discretion of The Bank of New York, containing

     - the information contained in the notice of meeting received by The Bank of New York from us;

     - a statement that the owners of ADSs as at the close of business on a specified Record Date are entitled (subject to any applicable provisions of Irish law and our Articles of Association) to instruct The Bank of New York as to the exercise by The Bank of New York of the voting rights, if any, pertaining to the number of ordinary shares represented by their respective ADSs;

     - a statement that owners of ADSs who instruct The Bank of New York as to the exercise of their voting rights will be deemed to have instructed The Bank of New York or its authorized representative to call for a poll with respect to each matter for which instructions are given (subject to any applicable provisions of Irish law and our Articles of Association); and

     - a statement as to the manner in which such instructions may be given (including an express indication that instructions may be given or deemed to be given in accordance with the next paragraph if no instruction is received) to The Bank of New York to give a discretionary proxy to a person designated by us.

     Upon the written request of an owner of ADSs on such Record Date, received on or before the date established by The Bank of New York for the purpose of such meeting, The Bank of New York will endeavor, insofar as practicable, to vote or cause to be voted the number of ordinary shares represented by such ADSs in accordance with the instructions set forth in such request. Accordingly, pursuant to the Articles of Association and applicable Irish law, The Bank of New York will cause its authorized representative to attend each meeting of holders of ordinary shares and call for a poll as instructed for the purpose of effecting such vote. The Bank of New York will not vote or attempt to exercise the rights to vote that attach to the ordinary shares other than in accordance with such instructions or deemed instructions.

     The Deposit Agreements provide that if no instructions are received by The Bank of New York from any owner of ADSs with respect to any ordinary shares represented by the ADSs on or before the date established by The Bank of New York for the purpose of such meeting, The Bank of New York will deem such owner of ADSs to have instructed The Bank of New York to give a discretionary proxy to a person designated by us with respect to such ordinary shares. The Bank of New York will then give a discretionary proxy to a person designated by us to vote such ordinary shares, under circumstances and according to the terms as set forth in the Deposit Agreements. However, no such instructions will be deemed given and no such discretionary proxy will be given when we notify The Bank of New York and we have agreed to provide such notice as promptly as practicable in writing, that the matter to be voted upon is one of the following:

     - a matter not submitted to shareholders by means of a proxy statement comparable to that specified in Schedule 14A promulgated by the U.S. Securities and Exchange Commission (the "SEC") pursuant to the U.S. Securities Exchange Act of 1934, as amended;

     - the subject of a counter-solicitation, or is part of a proposal made by a shareholder which is being opposed by management (i.e. a contest);

     - relates to a merger or consolidation (except when our proposal is to merge with a wholly-owned subsidiary, provided our shareholders, dissenting thereto, do not have rights of appraisal);

     - involves rights of appraisal;

     - authorizes mortgaging of property;

     - authorizes or creates indebtedness or increases the authorized amount of indebtedness;

     - authorizes or creates preferred shares or increases the authorized amount of existing preferred shares;

     - alters the terms or conditions of any shares then outstanding or existing indebtedness;

     - involves the waiver or modification of preemptive rights, except when our proposal is to waive such rights with respect to shares being offered pursuant to share option or purchase plans involving the additional issuance of not more than 5% of the outstanding ordinary shares;

     - alters voting provisions or the proportionate voting power of a class of shares, or the number of its votes per share, except where cumulative voting provisions govern the number of votes per share for election of directors and our proposal involves a change in the number of our directors by not more than 10% or not more than one;

     - changes the existing quorum requirements with respect to shareholder meetings;

     - authorizes the issuance of ordinary shares, or options to purchase ordinary shares, to directors, officers, or employees in an amount which exceeds 5% of the total amount of the class outstanding provided that when no plan is amended to extend its duration, we shall factor into the calculation the number of ordinary shares that remain available for issuance and the number of ordinary shares subject to outstanding options and any ordinary shares being added and should there be more than one plan being considered at the same meeting, all ordinary shares are aggregated;

     - authorizes (a) a new profit-sharing or special remuneration plan, or a new retirement plan, the annual cost of which will amount to more than 10% of our average annual income before taxes for the preceding five years, or (b) the amendment of an existing plan which would bring its costs above 10% of such average annual income before taxes (should there be more than one plan being considered at the same meeting, all costs are aggregated; exceptions may be made in cases of: (1) retirement plans based on agreement or negotiations with labor unions (or which have been or are to be approved by such unions), and (2) any related retirement plan for the benefit of non-union employees having terms substantially equivalent to the terms of such union-negotiated plan, which is submitted for action of shareholders concurrently with such union-negotiated plan);

     - changes our purposes or powers to an extent which would permit us to change to a materially different line of business and our stated intention is to make such a change;

     - authorizes the acquisition of property, assets or a company, where the consideration to be given has a fair value of 20% or more of the market value of our previously outstanding shares;

     - authorizes the sale or other disposition of assets or earning power of 20% or more of those existing prior to the transactions;

     - authorizes a transaction not in the ordinary course of business in which an officer, director or substantial security holder has a direct or indirect interest; or

     - reduces earned surplus by 51% or more or reduces earned surplus to an amount less than the aggregate of three years' ordinary share dividends computed at the current dividend rate.

     Other than Proposal Eight, each proposal to be acted upon at the Annual General Meeting is a matter for which The Bank of New York may deem that instruction has been given for The Bank of New York to give a discretionary proxy to a person designated by us where no instruction is received. Therefore, in relation to proposals other than Proposal Eight, The Bank of New York will give a discretionary proxy to a person designated by us to vote such ordinary shares for which no instruction has been given.

     The Bank of New York will make available for inspection by the owners of ADSs at its Corporate Trust Office any reports and communications, including any proxy soliciting material, received from us, which are both (a) received by The Bank of New York as the holder of the ordinary shares and (b) generally made available to the holders of ordinary shares by us. The Bank of New York will also send to the owners of ADSs copies of such reports when furnished by us pursuant to the Deposit Agreements.

SOLICITATION OF PROXIES

     We will pay the cost of preparing, assembling, printing and mailing the proxy statement, the Notice of Annual General Meeting of Shareholders and the enclosed form of proxy, as well as the cost of soliciting proxies relating to the Annual General Meeting. We will request banks, brokers, dealers and voting trustees or other nominees, including The Bank of New York in the case of the ADSs, to solicit their customers who are owners of shares listed of record and names of nominees, and will reimburse them for reasonable out-of-pocket expenses of such solicitation. The original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our officers and other regular employees.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual General Meeting and voting in person.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL GENERAL MEETING

     Subject to applicable laws, proposals of our shareholders that are intended to be presented by such shareholders at our 2002 Annual General Meeting of Shareholders must be received at our offices located at 900 Chesapeake Drive, Redwood City, California 94063, U.S.A. no later than February 4, 2002, and satisfy the conditions established by the SEC for proposals to be considered for possible inclusion in the proxy statement and form of proxy relating to that meeting.

                                  PROPOSAL ONE

                            RE-ELECTION OF DIRECTORS

GENERAL

     Our Articles of Association provide that we may have up to a maximum number of ten (10) directors, which number may be changed by resolution of our shareholders. We currently have six (6) directors. As is customary for many Irish companies, our board of directors typically consists of fewer than the maximum number of authorized directors. We believe that benefits are derived from having vacancies on the board of directors, particularly in the areas of attracting qualified directors and responding to shareholder concerns.

     Proxies cannot be voted for a greater number of persons than the number of nominees named in Proposal One. At each Annual General Meeting of Shareholders, approximately one-third ( 1/3) of the existing directors must retire by rotation; however, such director(s) are eligible for re-election and, if re-elected, shall serve until the next rotation and until his successor is elected and qualified or until such director's resignation, death or removal. Any director elected by the board of directors during the year, whether to fill a vacancy (including a vacancy created by an increase in the board of directors) or otherwise, must stand for re-election at the next Annual General Meeting of Shareholders. In accordance with our Articles of Association, John Grillos as the longest serving director, must retire by rotation.

     Mr. Grillos, being eligible, offers himself for re-election.

PROPOSAL ONE VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the re-election of Mr. Grillos. Unless otherwise instructed, the proxies will vote "FOR" the re-election of Mr. Grillos to the board of directors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL ONE.

                           PROPOSAL TWO(A) AND TWO(B)

                             ELECTION OF DIRECTORS

     As noted above, the Articles provide for a total of ten (10) directors. The following directors, Mr. Ronald C. Conway and Mr. David C. Drummond were appointed as directors on November 6, 2000 and February 1, 2001, respectively. Mr. Conway and Mr. Drummond were appointed to serve as the fifth and sixth directors of the Company, respectively. The board of directors is recommending that the shareholders elect Mr. Conway and Mr. Drummond to serve as the fifth and sixth members of the board of directors of the Company.

PROPOSAL TWO(A) VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the election of Mr. Conway. Unless otherwise instructed, the proxies will vote "FOR" the election of Mr. Conway to the board of directors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL TWO(A).

PROPOSAL TWO(B) VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the election of Mr. Drummond. Unless otherwise instructed, the proxies will vote "FOR" the election of Mr. Drummond to the board of directors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL TWO(B).

                                 PROPOSAL THREE

         CONSIDERATION OF OUR CONSOLIDATED FINANCIAL STATEMENTS AND THE
                   REPORTS OF THE DIRECTORS AND THE AUDITORS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

GENERAL

     A copy of the report of the directors and our consolidated financial statements (prepared in accordance with Irish GAAP) for the last fiscal year and the auditors' report to the Members thereon have been circulated to all of our shareholders. Shareholders are now being requested to consider our consolidated financial statements and the directors' and auditors' report for the financial year ended December 31, 2000.

PROPOSAL THREE VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the resolution to receive and consider our consolidated financial statements and the report of the directors and the auditors for the financial year ended December 31, 2000. Unless otherwise instructed, the proxies will vote "FOR" the resolution to receive and consider our consolidated financial statements and the report of the directors and the auditors for the financial year ended December 31, 2000. A vote "FOR" Proposal Three will not constitute an approval or ratification of the report of the directors or our consolidated financial statements.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL THREE.

                                 PROPOSAL FOUR

            AUTHORIZATION OF DIRECTORS TO FIX AUDITORS' REMUNERATION

GENERAL

     Ernst & Young, have been our independent auditors since September 10, 1993. The shareholders are now being requested to authorize the board of directors to fix the remuneration of our auditors for the year ending December 31, 2001.

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL AUDITORS

     During the fiscal year December 31, 2000, Ernst & Young, the Company's independent auditors and principal auditors, billed SmartForce the fees set forth below. The audit committee of the board of directors has considered whether the non-audit services provided by Ernst & Young are compatible with maintaining its independence.

     Fees Billed For Services Rendered by Principal Auditors During Fiscal Year 2000:

  Audit Fees:

     Audit fees billed to us by Ernst & Young during the last fiscal year for the audit of our annual financial statements and the review of the financial statements included in our quarterly reports on Form 10-Q totaled $318,020.

  Financial Information Systems Design and Implementation Fees:

     We did not engage Ernst & Young to provide advice regarding financial information systems design and implementation during the last fiscal year.

  All Other Fees:

     Fees billed to us by Ernst & Young during the last fiscal year for all other services rendered to us, totaled $134,244. Of this amount, $21,212 was for audit related services and $113,032 was for non-audit related services (i.e., tax filings and tax-related consultations).

PROPOSAL FOUR VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to authorize the board of directors to fix the remuneration of our auditors. Unless otherwise instructed, the proxies will vote "FOR" the authorization of the directors to fix the remuneration of our auditors.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL FOUR.

                                 PROPOSAL FIVE

           REDENOMINATION OF SHARE CAPITAL FROM IRISH POUNDS TO EUROS

     On April 17, 2001, the board of directors approved a proposal, in accordance with section 25 of the Economic and Monetary Union Act, 1998 of Ireland (the "EMU Act") and subject to shareholder approval at the Annual General Meeting, to redenominate our ordinary shares of IR9.375p each into shares of E0.11903794 each.

     On January 1, 2002, the Irish pound will no longer be legal tender as a result of the European Union's decision to introduce a single European currency, the Euro, for all participating member states of which Ireland is one. In 1998, Ireland introduced legislation, the EMU Act, requiring Irish companies with share capital denominated in Irish pounds or currencies of other European participating member states to redenominate their share capital to Euros. As our ordinary shares are denominated in Irish pounds we are required to redenominate our share capital to Euros. Thus, the board of directors approved a proposal to redenominate the share capital from Irish pounds to Euros with effect from its approval by shareholders at the Annual General Meeting. Following the redenomination of our share capital we will have an authorized share capital of E14,284,552.40 divided into 120,000,000 ordinary shares of E0.11903794 each.

PROPOSAL FIVE VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the redenomination of the Company's share capital from Irish pounds to Euros. Unless otherwise instructed, the proxies will vote "FOR" the redenomination of the Company's share capital.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL FIVE.

                                  PROPOSAL SIX

                       RENOMINALIZATION OF SHARE CAPITAL

     On April 17, 2001, the board of directors approved a proposal, pursuant to section 26 of the EMU Act, subject to the passing of resolution five and subject to shareholder approval at the Annual General Meeting, to renominalize our ordinary shares of E0.11903794 each into shares of E0.11 each.

     Following the passing of resolution five, each ordinary share will be denominated in Euros, in the amount of E0.11903794 per share, being the Euro equivalent of IR9.375p, the current par value of our ordinary shares. The board of directors believes that a par value of E0.11 per share is a more appropriate par value for our ordinary shares than E0.11903794 per share. As a result, the board of directors have approved a proposal to renominalize the share capital from E0.11903794 per share to E0.11 per share with effect from its approval by shareholders at the Annual General Meeting.

     Following this renominalization of our shares we will have an authorized share capital of E13,200,000 divided into 120,000,000 ordinary shares of E0.11 each. The renominalization of our shares will not have any material impact on our financial statements.

     As a result of the proposed redenomination and renominalization of our shares amendments to our Memorandum and Articles of Association will be necessary. These amendments will result in the insertion of references to the share capital of the Company as redenominated and renominalized, and the replacement of references to Irish pounds with Euros.

     The amendments to our Memorandum and Articles of Association are as follows:

          The first sentence of paragraph 5 of our Memorandum of Association shall be deleted and the following shall be substituted therefor:

           "5. The share capital of the Company is E13,200,000 divided into 120,000,000 ordinary shares of E0.11 each."

          The definition of "the Ordinary Shares" in Article 1(b) of our Articles of Association shall be deleted and the following shall be substituted therefor:

          ""the Ordinary Shares"        ordinary shares of E0.11 each in the
          capital of the Company"

          Article 2 shall be deleted and the following shall be substituted therefor:

           "2. Share Capital

               The share capital of the Company is E13,200,000 divided into 120,000,000 ordinary shares of E0.11 each."

          The references to "Irish punts" in Articles 95 and 96 shall be deleted and a reference to "Euros" shall be substituted therefor in each case.

PROPOSAL SIX VOTE REQUIRED

     The affirmative vote of the holders of not less than seventy-five percent (75%) of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the renominalization of the Company's share capital from E0.11903794 per share to E0.11 per share. Unless otherwise instructed, the proxies will vote "FOR" the renominalization of our share capital.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL SIX.

                                 PROPOSAL SEVEN

                     INCREASE IN NUMBER OF SHARES UNDER THE
                          EMPLOYEE SHARE PURCHASE PLAN

PROPOSAL

     On April 17, 2001, the board of directors adopted, subject to shareholder approval at the Annual General Meeting, an amendment to the Employee Share Purchase Plan increasing the total number of shares reserved for issuance by an additional 500,000 ordinary shares, to an aggregate of 2,500,000 ordinary shares. This amendment will enable us to continue to grant purchase rights to eligible employees under the terms and conditions of the Employee Share Purchase Plan.

     The board of directors believes that the approval of the amendment to the Employee Share Purchase Plan is in our best interests and that of our shareholders. The Employee Share Purchase Plan is an important employee benefit, with broad employee participation. The Board of Directors believes that the amendment proposed is necessary for the Company to remain competitive in its compensation practices and to attract and retain highly skilled personnel which are essential to the Company's continued growth and success.

PROPOSAL SEVEN VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the amendment to the Employee Share Purchase Plan. Unless otherwise instructed, the proxies will vote "FOR" the amendment to the Employee Share Purchase Plan increasing the total number of ordinary shares reserved for issuance thereunder by 500,000 ordinary shares.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL SEVEN.

SUMMARY OF THE EMPLOYEE SHARE PURCHASE PLAN

     The Employee Share Purchase Plan was adopted by the board of directors and approved by our shareholders on March 31, 1995. The Employee Share Purchase Plan, which is intended to qualify under Section 423 of the U.S. Internal Revenue Code of 1986, permits eligible employees to purchase our ordinary shares through payroll deductions at a price equal to 85% of the lower of the fair market value of the ordinary shares on the first day of each six-month offering period or the last day of the applicable six-month purchase period. We have reserved a total of 2,000,000 ordinary shares for issuance under the Employee Share Purchase Plan, and as of May 22, 2001, 672,443 shares remained available for future issuances.

     The following summary of the Employee Share Purchase Plan is qualified in its entirety by the specific language of the Employee Share Purchase Plan, a copy of which is available to any shareholder upon written request to the Secretary of the Company.

     PURPOSE

     The purposes of the Employee Share Purchase Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and to promote the success of our business.

     ADMINISTRATION

     The Employee Share Purchase Plan may be administered by the board of directors or a committee of the board of directors (the "Administrator"), which committee is required to be constituted to comply with Section 16(b) of the Exchange Act, and applicable laws.

     ELIGIBILITY; LIMITATIONS

     The Employee Share Purchase Plan provides that employees are eligible to participate if they are customarily employed by us or any designated subsidiary for at least 20 hours per week and for more than five months in any calendar year.

     TERMS AND CONDITIONS OF SUBSCRIPTION

     Participation under the Employee Share Purchase Plan is evidenced by a written subscription agreement between the employee and us and is subject to the following terms and conditions of the Employee Share Purchase Plan:

     (a) Purchase Price and Method. Employees who participate in the Employee Share Purchase Plan purchase the ordinary shares through payroll deductions of up to 20% of their eligible compensation, up to a maximum number of shares worth $25,000, in each calendar year. In no event may any employee purchase in any offering period more than the number of shares determined by dividing $50,000 by the fair market value of an ordinary share. In each determination of the maximum purchase amount, the fair market value is determined as of the first day of the applicable offering period. The price of ordinary shares purchased under the Employee Share Purchase Plan is 85% of the lower of the fair market value of the ordinary shares on the first day of each six-month offering period and the last day of the applicable six-month purchase period.

     (b) Offering Periods. Offering periods last six months and commence on the first trading day in each such six-month period.

     (c) Withdrawal; Termination of Employment. If an employee decides to terminate his or her participation in the Employee Share Purchase Plan, he or she must withdraw all the payroll deductions credited to his or her purchase account, and such funds will be returned to him or her. Upon the termination of employment for any reason, all payroll deductions will likewise be returned to the (former) employee.

     (d) Death. A participating employee may designate who is to receive any shares and cash, if any, from the participant's account under the Employee Share Purchase Plan in the event of such participant's death subsequent to exercising a purchase option but prior to delivery of the ordinary shares.

     (e) Nontransferability. Rights granted under the Employee Share Purchase Plan are not transferable by a participant other than by will, the laws of descent and distribution, or as otherwise provided under the Employee Share Purchase Plan, and we may treat any prohibited attempt to transfer as an election to withdraw.

     (f) Other Provisions. The subscription agreement may contain such other terms, provisions and conditions not inconsistent with the Employee Share Purchase Plan as may be determined by the Administrator.

     ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

     In the event of changes in the issued ordinary shares by reason of any share splits, reverse share splits, share dividends, combinations, reclassifications or other similar change in the capital structure of the Company, an appropriate adjustment shall be made by the board of directors in the following: (i) the number of ordinary shares subject to the Employee Share Purchase Plan and (ii) the number and class of ordinary shares subject to any purchase right outstanding under the Employee share Purchase Plan. The determination of the board of directors as to which adjustments shall be made shall be conclusive. In the event of a proposed dissolution or liquidation of us, the offering periods shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the board of directors. Notwithstanding the above, in the event of a merger of us with or into another corporation or the sale of all or substantially all of the assets of the Company, each purchase right shall be assumed or an equivalent option shall be substituted by such successor corporation, unless the board of directors determines, in lieu of such assumption or substitution, to (i) shorten the offering period then in progress by setting a new exercise date and any offering period then in progress shall end on the new exercise date or (ii) cancel such outstanding right to purchase and refund all sums collected from participants during the offering period then in progress.

     AMENDMENT AND TERMINATION OF THE EMPLOYEE SHARE PURCHASE PLAN

     The board may at any time amend or terminate the Employee Share Purchase Plan. We shall obtain shareholder approval of any amendment to the Employee Share Purchase Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 under the Exchange Act and 423 of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which the ordinary shares or the ADSs representing ordinary shares are traded). Any amendment of the Employee Share Purchase Plan shall not adversely affect the rights of participants with respect to purchase options already granted. Any termination of the Employee Share Purchase Plan generally shall not affect purchase options already granted. The Employee Share Purchase Plan shall terminate on February 28, 2005 unless earlier terminated by the board of directors.

     FEDERAL INCOME TAX CONSEQUENCES

     No income will be taxable to a participant until the shares purchased under the Employee Share Purchase Plan are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two (2) years from the first day of the offering period or more than one (1) year from the date of transfer of the stock to the participant (the "Statutory Holding Periods"), then the participant will recognize ordinary income measured as the lesser of (i) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (ii) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. Net capital gains on assets held for more than twelve months are currently taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If the shares are sold or otherwise disposed of before the expiration of the Statutory Holding Periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding periods. We are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon the sale or disposition of shares prior to the expiration of the Statutory Holding Periods described above.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANT AND US WITH RESPECT TO THE SHARES PURCHASED UNDER THE EMPLOYEE SHARE PURCHASE PLAN. REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE. IN ADDITION, THE SUMMARY DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT'S DEATH OR THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

     PARTICIPATION IN THE EMPLOYEE SHARE PURCHASE PLAN

     The following table sets forth information with respect to participation in the Employee Share Purchase Plan by each individual serving as the Chief Executive Officer or acting in a similar capacity and each of our four other most highly compensated executive officers (collectively, the "Named Executive Officers"), all current executive officers as a group and all other employees as a group during the Last Fiscal Year.

                                                            SECURITIES    PURCHASE PRICE(1)
             NAME OF INDIVIDUAL AND POSITION                PURCHASED       ($ PER SHARE)
             -------------------------------                ----------    -----------------
Gregory M. Priest.........................................     1,223          $17.3719
  Chairman of the Board of Directors, President and Chief
  Executive Officer
William B. Lewis..........................................     1,223          $17.3719
  Executive Vice President, Strategic Development
Jeffrey N. Newton.........................................     1,223          $17.3719
  Executive Vice President, Global Sales
William A. Beamish........................................        --                --
  Executive Vice President, Product Strategy
David C. Drummond.........................................     1,078          $19.7029
  Executive Vice President Finance, Chief Financial
  Officer and Director
All current executive officers as a group (5 persons).....     5,970          $17.7928
All other employees as a group............................   257,925          $22.8556

---------------
(1) Represents a weighted average per share purchase price.

                                 PROPOSAL EIGHT

       APPROVAL OF THE ADOPTION OF THE 2001 OUTSIDE DIRECTOR OPTION PLAN

GENERAL

     At the Annual General Meeting, the shareholders are being requested to consider and approve the adoption of the 2001 Outside Director Option Plan (the "Plan"), and reserve a total of 350,000 ordinary shares for issuance thereunder. The Plan is described in more detail below. Since each non-employee director of the board of directors of the Company ("Outside Director") is eligible to receive options under the Plan, each Outside Director has a personal interest in the Plan.

PROPOSAL

     It is important for companies to provide compensation for services provided by outside, non-employee board directors. The board of directors believes that it is in the best interest of our shareholders to provide additional incentive to the Outside Directors to attract and retain the best available candidates for service on the board of directors. On April 17, 2001, the board of directors approved and adopted, subject to shareholder approval at the Annual General Meeting, the Plan pursuant to which non-statutory stock options may be granted to Outside Directors of the Company in accordance with the Plan and applicable law.

PROPOSAL EIGHT VOTE REQUIRED

     The affirmative vote of the holders of a majority of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the adoption of the Plan. Unless otherwise instructed, the proxies will vote "FOR" the adoption of the Plan.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                      THAT YOU VOTE "FOR" PROPOSAL EIGHT.

SUMMARY OF THE PLAN

     The following summary of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is available to any shareholder upon written request to our Secretary.

     PURPOSES OF THE PLAN

     The purposes of the Plan are to attract and retain the best available personnel for service as Outside Directors and to provide additional incentive to the Outside Directors to serve as Directors, and to encourage their continued service on the board of directors.

     SHARES SUBJECT TO THE PLAN

     The board of directors has reserved a maximum of 350,000 of the Company's ordinary shares for issuance under the Plan.

     ADMINISTRATION AND GRANTS OF OPTIONS

     The Plan provides for grants of options to be made in two ways:

          (a) Each Outside Director is automatically granted an option to purchase 25,000 ordinary shares (the "First Option") upon the date such individual first becomes an Outside Director, whether through election by the shareholders or by appointment by the board of directors in order to fill a vacancy, or upon the effective date of the Plan, whichever is later; and

          (b) Each Outside Director is automatically granted an option to purchase 10,000 ordinary shares (the "Subsequent Option") on January 1 of each year, if on such date he or she is then an

           Outside Director and has served on the board of directors for at least the preceding six (6) months.

     ELIGIBILITY

     Only Outside Directors are eligible for participation in the Plan. All options shall be automatically granted in accordance with the terms and conditions of the Plan.

     TERMS AND CONDITIONS OF THE OPTIONS

     Each Option is evidenced by a director option agreement between us and the Outside Director, and is subject to the following additional terms and conditions:

     (a) Term of Options. The First and Subsequent Options granted under the Plan have a maximum term of ten (10) years from the date of grant. No option may be exercised after the expiration of its term.

     (b) Exercise of the Options. An option granted under the Plan is exercised by giving written notice of exercise to us, specifying the number of ordinary shares to be purchased and tendering payment of the purchase price to us in the form described in (c) below.

                    The First and Subsequent Options shall generally be exercisable only while the Outside Director remains a Director of us. The First and Subsequent Options granted to an Outside Director shall vest as to twenty-five percent (25%) of the First or Subsequent Option on each anniversary date of its date of grant provided that the optionee continues to serve as a director on each relevant vesting date. In connection with a First Grant, the vesting commencement date shall be the date on which the individual was appointed by the Board of Directors to serve as an Outside Director of the Company or the date on which the Plan was approved by the Board of Directors, whichever is later.

     (c) Forms of Consideration. Payment for ordinary shares issued upon exercise of an option may, depending on the terms of the option agreement, consist of cash, check, cashless exercise, or any combination of these methods of payment.

     (d) Termination of Directorship. In the event an optionee's status as a director terminates for any reason other than upon the optionee's death or disability, all of the options held by the Outside Director under the Plan will be exercisable (to the extent the option was exercisable on the date of termination) for a period of three (3) months following the date of such termination. In the event an optionee's status as a Director terminates as a result of the optionee's death or disability, all of the options held by the Outside Director under the Plan will be exercisable (to the extent the option was exercisable on the date of termination) for a period of twelve
          (12) months following the date of such death or disability. However, in no event may the period of exercisability extend beyond the expiration date of the option.

     (e) Nontransferability of Options. An option generally is not transferable by the optionee, other than by will or the laws of descent and distribution. During the optionee's lifetime, only the optionee may exercise the option (except in the case of incapacity, in which case the optionee's attorney may exercise the option on his or her behalf).

     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     In the event that the shares change by reason of any reorganization, bonus issue, reclassification or the like of ordinary shares (or their equivalent), or any similar change in our capital structure effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares subject to any option outstanding under the Plan.

     In the event of a liquidation or dissolution, any unexercised options under the Plan will terminate immediately prior to any such liquidation or dissolution.

     In connection with any merger of us with or into another corporation or the sale of substantially all of the assets of us, outstanding options granted under the Plan may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an option is assumed or substituted for, the option or equivalent option shall continue to be exercisable as described above for so long as the optionee serves as a director of us or the Successor Corporation. If, at any time following such assumption or substitution, the optionee's status as a director of us or the Successor Corporation is terminated other than upon a voluntary resignation by the optionee, the option shall become fully exercisable, including as to shares for which it would not otherwise be exercisable. Thereafter, the option shall remain exercisable as described above. If a Successor Corporation does not assume the option or substitute an equivalent option, the option shall be fully vested, including as to those shares for which it would not otherwise be exercisable, and the optionee may exercise the option for thirty (30) days from the date of the Board notice of such non-assumption.

     AMENDMENT AND TERMINATION OF THE PLAN

     The board of directors may at any time amend or terminate the Plan. Any amendment or termination of the Plan is subject to the rights of optionees under agreements entered into prior to such amendment or termination.

     FEDERAL INCOME TAX CONSEQUENCES

     THE FOLLOWING DISCUSSION SUMMARIZES CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR OUTSIDE DIRECTORS RECEIVING OPTIONS UNDER THE PLAN AND CERTAIN TAX EFFECTS ON US, BASED UPON THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED AND AS IN EFFECT ON THE DATE OF THIS PROXY STATEMENT, AND CURRENT REGULATIONS AND EXISTING ADMINISTRATIVE RULINGS OF THE INTERNAL REVENUE SERVICE. HOWEVER, THE SUMMARY IS NOT INTENDED TO BE A COMPLETE DISCUSSION OF ALL THE FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF AN OUTSIDE DIRECTOR'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE OUTSIDE DIRECTOR MAY RESIDE.

     Options granted under the Plan do not qualify as incentive stock options under Section 422 of the Code. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. We are entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     PARTICIPATION IN THE OUTSIDE DIRECTOR PLAN

     The grant of options under the 2001 Outside Director Option Plan is subject to the conditions described above. Accordingly, other than the grant of options to purchase 25,000 ordinary shares to Messrs. Conway, Grillos, Krzywicki and McDonagh upon the effective date of the Plan, future awards are not determinable. No employees (including Named Executive Officers) are eligible to participate in the 2001 Outside Director Option Plan.

                                 PROPOSAL NINE

    AMENDMENT TO THE ARTICLES OF ASSOCIATION IN RELATION TO THE INDIVIDUALS
          THAT MAY SIGN AGREEMENTS ON THE COMPANY'S BEHALF UNDER SEAL

     On April 17, 2001, the board of directors approved a proposal, subject to shareholder approval at the Annual General Meeting, to amend our Articles of Association so that agreements may be signed on our behalf under seal without the requirement for a member of the board of directors to be present at the affixing of our seal.

     Our Articles of Association currently require that agreements may only be signed on our behalf under seal in the presence of at least one director and one other person who may also be a director or the company secretary or someone appointed by the board of directors for the purpose. Given the size of our business, this often creates administrative difficulties in the completion of routine matters. Consequently, the board of directors has approved a proposal to amend the Articles of Association to allow agreements to be signed on our behalf under seal without the requirement for a member of the board of directors to be present, if two people have been appointed by the board of directors for the purpose.

     It is proposed that our Articles of Association be amended by the deletion therefrom of the existing Article 94 and by the substitution therefor of the following new Article 94:

     "94. Signature of Sealed Instruments

           Every instrument to which either such seal shall be affixed shall be signed by:

           (i) a Director or some other person appointed by the Directors for the purpose; and

           (ii) the Secretary or a Director or some other person appointed by the Directors for the purpose (being in all cases a person other than the person who signed the instrument under sub-paragraph
                (i) of this Article),

           save that as regards any certificates for shares or debentures or other securities of the Company the Directors may by resolution determine that such signatures or either of them shall be dispensed with, printed thereon or affixed thereto by any method or system of mechanical signature."

PROPOSAL NINE VOTE REQUIRED

     The affirmative vote of the holders of not less than seventy five percent (75%) of the ordinary shares represented, in person or by proxy, and voting at the Annual General Meeting is required to approve the above amendment to the Articles of Association. Unless otherwise instructed, the proxies will vote "FOR" the proposal to amend the Articles of Association so that agreements may be signed on our behalf under seal without the requirement for a member of the board of directors to be present at the affixing of our seal.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                       THAT YOU VOTE "FOR" PROPOSAL NINE.

                        DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

     The following table sets forth certain information as of the Record Date, for our current directors, including those standing for re-election at the Annual General Meeting:

        NAME           AGE                     POSITIONS WITH THE COMPANY
        ----           ---                     --------------------------
Gregory M. Priest....  37     President, Chief Executive Officer and Chairman of the Board
                              of Directors
Ronald C. Conway.....  50     Director
David C. Drummond....  38     Executive Vice President Finance, Chief Financial Officer
                              and Director
John M. Grillos......  59     Director
James S. Krzywicki...  49     Director
Patrick J.             49     Director
  McDonagh...........

     Gregory M. Priest was appointed Chairman of the Board of Directors on November 13, 2000. Mr. Priest was appointed President and Chief Executive Officer in December 1998. From February 1998 until December 1998, Mr. Priest was President and Chief Executive Officer of Knowledge Well Group Limited and of Knowledge Well Limited (collectively, "Knowledge Well"). Mr. Priest served as our Vice President, Finance and Chief Financial Officer from December 1995 to January 1998. Mr. Priest has been a director since June 1996. Prior to joining SmartForce, Mr. Priest was an attorney with Wilson Sonsini Goodrich & Rosati, Professional Corporation, a private law firm representing technology companies, where he was elected to the partnership in 1995. From June 1989 to July 1990, Mr. Priest served as a law clerk to Justice Thurgood Marshall of the United States Supreme Court.

     Ronald C. Conway was appointed as a director on November 6, 2000. Mr. Conway is the founder and managing partner of Angel Investors, LP, a venture capital fund that invests in Internet, e-Commerce, and other information technology companies. Since December 1995, Mr. Conway has served the Company in a variety of business development capacities. Mr. Conway has over 20 years of management experience, including serving as the President and CEO of Altos Computer Systems, a micro computer company, as well as a variety of marketing positions with National Semiconductor Corporation, a company which designs and manufactures analog and mixed signal semiconductor products.

     David C. Drummond was appointed as a director on February 1, 2001. Mr. Drummond was appointed Executive Vice President, Finance and Chief Financial Officer in July 1999. Prior to joining us, Mr. Drummond was a partner in the corporate transactions group at Wilson Sonsini Goodrich & Rosati, Professional Corporation, a private law firm representing technology companies. Mr. Drummond's career at Wilson Sonsini Goodrich & Rosati spanned a period of ten years.

     John M. Grillos has served as a director since February 1994. Mr. Grillos is currently CEO of meVC Draper Fisher Jurvetson Fund I, a registered business development company. Mr. Grillos served as our Executive Vice President and Chief Operating Officer from December 1998 through December 1999. Since June 1996, Mr. Grillos has been the sole General Partner of ITech Partners, L.P., a venture capital limited partnership focused on seed stage information technology companies. Prior to joining ITech Partners, Mr. Grillos was employed by BancBoston Robertson Stephens, an investment banking firm, in its venture capital group.

     James S. Krzywicki was appointed as a director in October 1998. From 1992 to 1999, Mr. Krzywicki has held various positions with Lotus Development Corporation, which is now owned by International Business Machines Corporation, most recently as a Vice President. In April 1999, Mr. Krzywicki was appointed Director, Distributed Learning, IBM Global Services. In October 1999, Mr. Krzywicki joined RoweCom, a provider of knowledge resource management and acquisition services, as their President of North American Services and was appointed Chief Operating Officer in February 2001.

     Patrick J. McDonagh was a founding member of SmartForce and has been a director since September 1989. He has not taken an active role in our management since 1991 and is currently a private investor. Mr. McDonagh is Chairman of the Board of Directors of Riverdeep Group PLC, a provider of comprehensive K-12 e-Learning solutions. Riverdeep Group PLC was listed on Nasdaq in March 2000.

     There are no family relationships among any of our directors or executive officers.

RECENT DIRECTOR CHANGES

     On November 6, 2000, Mr. Ronald C. Conway was appointed to the board of directors. On November 13, 2000, Mr. William G. McCabe, former Chairman of the Board of Directors, and John P. Hayes resigned from the board of directors. Following Mr. McCabe's resignation, Mr. Gregory M. Priest, President and Chief Executive Officer, was appointed Chairman of the Board of Directors. On February 1, 2001, Mr. David C. Drummond, Executive Vice President, Finance and Chief Financial Officer, was appointed to the board of directors.

EXECUTIVE OFFICERS

     In addition to Messrs. Priest and Drummond, our executive officers, and their respective ages and positions as of May 22, 2001 are as follows:

        NAME           AGE                          POSITION
        ----           ---                          --------
William B. Lewis.....  45     Executive Vice President, Strategic Development
Thomas F.                     Executive Vice President, Research and Development
  McKeagney..........  42
Jeffrey N. Newton....  46     Executive Vice President, Global Sales

     William B. Lewis was appointed Executive Vice President, Strategic Development on January 1, 2001. Mr. Lewis served as Executive Vice President, Global Field Sales from December 1998 until January, 2001. From March 1997 to December 1998, Mr. Lewis served as Vice President, North American Sales. From January 1996 until March 1997, Mr. Lewis served as Area Vice President of Sales for the southern region and served as Regional Vice President of Sales for the southern region from January 1994 to January 1996. Mr. Lewis joined as our sales manager for the southern region in April 1992 and served in that capacity until January 1994.

     Jeffrey N. Newton was appointed Executive Vice President, Global Sales on January 1, 2001. Mr. Newton served as Executive Vice President, Global Channel Sales from December 1998 until January, 2001. Mr. Newton served as Vice President, Business Development from March 1997 until June 1998. From January 1996 until March 1997, Mr. Newton served as Area Vice President of Sales for the northern region and served as Regional Vice President of Sales for the northern region from January 1994 to January 1996. Mr. Newton joined as our sales manager for the northern region in April 1992 and served in that capacity until January 1994.

     Thomas F. McKeagney was appointed Executive Vice President, Research and Development on February 10, 2001. From February 1998 to February 2001, Mr. McKeagney served as Vice President of Research. From January 1995 until January 1998, Mr. McKeagney served as Director of Research and Development. Mr. McKeagney joined SmartForce Ireland Limited in 1989 as a design consultant.

     Our executive officers are elected by the board of directors on an annual basis and serve until their successors have been duly elected. There are no family relationships among our executive officers.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of our ADSs (or their equivalents) as of May 22, 2001 (unless otherwise stated) by:

     - each director;

     - each Named Executive Officer, as defined below in "Executive Compensation and Other Matters -- Summary Compensation Table";

     - each person who is the beneficial owner of more than five percent (5%) of our ADSs; and

     - all current directors and executive officers as a group.

     The number and percentage of ADSs beneficially owned is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any equivalent ADSs as to which the individual has sole or shared voting power or investment power and also any equivalent ADSs that the individual has the right to acquire within sixty (60) days of May 22, 2001 through the exercise of share options or other rights. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his spouse) with respect to the shares shown as beneficially owned.

                                                               EQUIVALENT ADSS         APPROXIMATE
            NAME OF PERSON OR IDENTITY OF GROUP               BENEFICIALLY OWNED   PERCENTAGE OWNED(1)
            -----------------------------------               ------------------   -------------------
Putnam Investments, LLC.....................................      5,205,403                7.0%
  One Post Office Square, Boston, MA 02109(2)
Pilgrim Baxter & Associates, Ltd. ..........................      3,736,100                9.8%
  825 Duportail Road, Wayne, PA 19087(3)
Invesco Funds Group, Inc. ..................................      3,361,250                6.3%
  7800 East Union Ave., Denver, CO 80237(4)
William G. McCabe(5)........................................      3,778,168                7.0%
Gregory M. Priest(6)........................................      1,286,291                2.4%
William A. Beamish(7).......................................        959,772                1.8%
William B. Lewis(8).........................................        803,419                1.5%
Jeffrey N. Newton(9)........................................        785,111                1.5%
John M. Grillos(10).........................................        366,320                  *
Patrick J. McDonagh(11).....................................        332,291                  *
David C. Drummond(12).......................................        224,591                  *
James S. Krzywicki(13)......................................         67,583                  *
Ronald C. Conway(14)........................................         43,647                  *
All current directors and executive officers as a group (9
  people)(15)...............................................      3,994,554                7.0%

---------------
  *  less than 1%

 (1) Based on 53,062,298 of our ADSs (or their equivalents) outstanding as of May 22, 2001.

 (2) Based on information contained in the Schedule 13G filed with the SEC for the fiscal year ended December 31, 2000 by Putnam Investments, LLC. Certain shares are beneficially owned by non-reporting entities as well as by Putnam Investments, LLC.

 (3) Based on information contained in the Schedule 13G/A filed with the SEC for the fiscal year ended December 31, 2000 by Pilgrim Baxter & Associates Ltd.

 (4) Based on information contained in the Schedule 13G/A filed with the SEC for the fiscal year ended December 31, 2000 by Invesco Funds Group Inc.

 (5) Includes 1,277,882 equivalent ADSs issuable upon the exercise of share options held by Mr. McCabe, which options are exercisable within sixty (60) days of May 22, 2001. Also includes 1,198,599 ADSs held in the name of Peregrine Company Managers Ltd., on behalf of Bentico Trading Ltd. a company controlled by a family trust established by Mr. McCabe. Mr. McCabe disclaims beneficial ownership of these shares held on behalf of Bentico Trading Ltd. within the meaning of Rule 13d-3 of the Exchange Act.

 (6) Includes 1,183,314 equivalent ADSs issuable upon the exercise of share options held by Mr. Priest, which options are exercisable within sixty (60) days of May 22, 2001.

 (7) Includes 606,180 equivalent ADSs issuable upon the exercise of share options held by Mr. Beamish, which options are exercisable within sixty
     (60) days of May 22, 2001. Also includes 314,304 ADSs held in the name of Peregrine Company Managers Ltd. on behalf of Mr. Beamish.

 (8) Includes 759,239 equivalent ADSs issuable upon the exercise of share options held by Mr. Lewis, which options are exercisable within sixty (60) days of May 22, 2001. Also includes 42,459 ADSs held in a trust. Under the rules of the Securities and Exchange Commission, Mr. Lewis may be deemed to be the beneficial owner of these shares. Mr. Lewis disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

 (9) Includes 749,824 equivalent ADSs issuable upon the exercise of share options held by Mr. Newton, which options are exercisable within sixty (60) days of May 22, 2001. Also includes 31,955 ADSs held in a trust. Under the rules of the Securities and Exchange Commission, Mr. Newton may be deemed to be the beneficial owner of these shares. Mr. Newton disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(10) Includes 307,576 equivalent ADSs issuable upon the exercise of share options held by Mr. Grillos, which options are exercisable within sixty
     (60) days of May 22, 2001. Also includes 35,920 ADSs held by Itech Partners L.P. in which Mr. Grillos is the sole General Partner. Mr. Grillos disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein.

(11) Includes 32,291 equivalent ADSs issuable upon the exercise of share options held by Mr. McDonagh, which options are exercisable within sixty (60) days of May 22, 2001.

(12) Includes 222,900 equivalent ADSs issuable upon the exercise of share options held by Mr. Drummond, which options are exercisable within sixty
     (60) days of May 22, 2001.

(13) Includes 64,583 equivalent ADSs issuable upon the exercise of share options held by Mr. Krzywicki, which options are exercisable within sixty (60) days of May 22, 2001.

(14) Includes 43,647 equivalent ADSs issuable upon the exercise of share options held by Mr. Conway, which options are exercisable within sixty (60) days of May 22, 2001.

(15) Includes 3,444,936 equivalent ADSs issuable upon the exercise of options held by current directors and executive officers as a group, which options are exercisable within sixty (60) days of May 22, 2001.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY OF COMPENSATION TABLE

     The following tables disclose compensation earned by the Named Executive Officers for the fiscal years ended December 31, 2000, 1999 and 1998:

                 ANNUAL COMPENSATION AND LONG-TERM COMPENSATION

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                                             ------------
                                             ANNUAL COMPENSATION              OPTIONS TO
                                    --------------------------------------     PURCHASE
                                                            OTHER ANNUAL         ADS           ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR   SALARY(1)    BONUS     COMPENSATION(2)   EQUIVALENTS    COMPENSATION(3)
---------------------------  ----   ---------   --------   ---------------   ------------   ---------------
Gregory M. Priest(4).......  2000   $250,000    $339,320       $60,000              --          $ 8,379
  Chairman of the Board of   1999    250,000     250,000        60,000         540,000            8,379
  Directors, President and   1998     56,601          --            --         410,000               --
  Chief Executive Officer
William B. Lewis...........  2000    200,000     150,000        60,000              --            7,200
  Executive Vice President   1999    200,000     225,000        60,000         400,000            7,200
  Strategic Development      1998    280,147      19,500            --         365,196               --
Jeffrey N. Newton..........  2000    200,000     150,000            --              --            7,200
  Executive Vice President   1999    200,000     225,000        12,000         400,000            7,200
  Global Sales               1998    203,121      86,398        40,000         350,000               --
William A. Beamish(5)......  2000    200,000     100,000            --              --           16,800
  Executive Vice President   1999    200,000     135,000            --         385,000            5,418
  New Product Opportunities  1998    527,500          --            --         290,000            2,851
David Drummond(6)..........  2000    200,000     110,000            --          50,000               --
  Executive Vice President   1999    100,769      70,000            --         225,000               --
  Finance, Chief Financial   1998         --          --            --              --               --
  Officer and Director

---------------
(1) Salary includes amount deferred pursuant to our 401(k) plan.

(2) Includes $40,000 paid in 1998 to Mr. Newton for relocation expenses, $60,000, $60,000 and $12,000 accommodation allowances paid in 1999 to Messrs. Priest, Lewis and Newton, respectively and $60,000 and $60,000 accommodation allowances paid in 2000 to Messrs. Priest and Lewis, respectively.

(3) Includes payments of $2,851 in 1998, $5,418 in 1999 and $4,800 in 2000 to
    Mr. Beamish, pursuant to a defined contribution pension scheme. Also includes car allowances of $8,379, $7,200, $7,200 in 1999 paid to Messrs. Priest, Lewis and Newton, respectively, and car allowances of $8,379, $12,000, $7,200 and $7,200 in 2000 paid to Messrs. Priest, Beamish, Lewis and Newton, respectively.

(4) In January 1998, Mr. Priest served as our Chief Financial Officer. He resigned in January 1998. In December 1998, Mr. Priest was appointed as President and Chief Executive Officer. The amounts shown for 1998 include both payment to Mr. Priest for his services as our Chief Financial Officer in January of 1998 and payment for his services as President and Chief Executive Officer during the fourth quarter of 1998.

(5) On February 1, 2001, Mr. Beamish resigned his position as executive officer.

(6) On joining us in July 1999, Mr. Drummond was appointed Executive Vice President of Finance and Chief Financial Officer.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information with respect to options granted during fiscal 2000 to the Named Executive Officers:

                                                                                               POTENTIAL REALIZABLE
                                                                                              VALUE AT ASSUMED ANNUAL
                                                                                               RATES OF STOCK PRICE
                              NUMBER OF         PERCENT OF TOTAL     EXERCISE                 APPRECIATION FOR OPTION
                           EQUIVALENT ADSS     OPTIONS GRANTED TO   PRICE PER                         TERM(1)
                          OVER WHICH OPTIONS   EMPLOYEES IN LAST    EQUIVALENT   EXPIRATION   -----------------------
          NAME            WERE GRANTED(2)(3)      FISCAL YEAR         ADS(4)        DATE         5%           10%
          ----            ------------------   ------------------   ----------   ----------   ---------   -----------
David C. Drummond.......        50,000                3.8%            $31.00      4/17/10     $974,787    $2,470,301

---------------
(1) Potential realizable value assumes that the share price (based on the fair market value of the ADSs) increases from the date of grant until the end of the ten-year option term at the annual rate specified (5% and 10%). If the price of the ADSs were to increase at such rates from $31.00 per ADS, the price at the date of grant, over the next ten years, the resulting ADS price at 5% and 10% appreciation would be approximately $50.50 and $80.41 respectively. The assumed annual rates of appreciation are specified in SEC rules and do not represent our estimate or projection of future share price. We do not necessarily agree that this method can properly determine the value of an option.

(2) All options in this table were granted under the 1994 Plan. The options expire ten years from the date of grant, subject to earlier termination in the event of the optionee's cessation of service with us. The 1994 Plan is currently administered by the Stock Option Committee of the board of directors, which has broad discretion and authority to amend outstanding options and to reprice options, whether through an exchange of options or an amendment thereto.

(3) Unless otherwise indicated, options generally vest over four years such that 1/4 of the equivalent ADSs subject to the option vest one year from the respective date of grant, 1/4 vest on the second anniversary of the respective date of grant and 1/48 vest each month thereafter. Options granted to certain employees are exercisable in full at the date of grant, provided that if the employment of such employee is terminated, we may present before our shareholders at the next Annual General Meeting a vote to approve the repurchase of any shares relating to his or her unvested options that have been exercised. If our shareholders approve the vote, we may repurchase any unvested shares at the original price for such shares. Additionally, until the vote occurs, the terminated employee will be restricted from disposing of these shares.

(4) Options were granted at an exercise price equal to the fair market value of our ADSs, as determined by reference to the closing price of the ADSs as reported on the Nasdaq National Market on the last trading day prior to the date of grant.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

     The following table provides information with respect to options exercised during fiscal 2000 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 2000:

                                                            NUMBER OF EQUIVALENT
                                                               ADSS SUBJECT TO            VALUE OF UNEXERCISED
                            EQUIVALENT                       UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                               ADSS                         AT FISCAL YEAR-END(3)          FISCAL YEAR END(4)
                           ACQUIRED ON       VALUE       ---------------------------   ---------------------------
          NAME             EXERCISE(1)    REALIZED(2)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
          ----             ------------   ------------   -----------   -------------   -----------   -------------
Gregory M. Priest........         --               --     1,233,314            --      $30,129,684           --
William B. Lewis.........         --               --       874,176            --      $22,098,830           --
Jeffrey N. Newton........     10,062       $  174,198       875,490            --      $22,218,382           --
William A. Beamish.......     58,500       $2,520,426       773,380            --      $19,150,591           --
David C. Drummond........     13,500       $  455,127       261,500            --      $ 4,795,409           --

---------------
(1) Our employees, including the Named Executive Officers, have a choice of acquiring either ordinary shares or ADSs representing such ordinary shares upon exercise of options.

(2) Market value of underlying shares based on the closing price of the ADSs on the Nasdaq National Market on the date of exercise, minus the exercise price.

(3) Unless otherwise indicated, options generally vest over four years such that 1/4 of the equivalent ADSs subject to the option vest one year from the respective date of grant, 1/4 vest on the second anniversary of the respective date of grant and 1/48 vest each month thereafter. Options granted to certain employees are exercisable in full at the date of grant, provided that if the employment of such employee is terminated, we may present before our shareholders at the next Annual General Meeting a vote to approve the repurchase of any shares relating to his or her unvested options that have been exercised. If our shareholders approve the vote, we may repurchase any unvested shares at the original price for such shares. Additionally, until the vote occurs, the terminated employee will be restricted from disposing of these shares.

(4) Market value of shares underlying in-the-money share options is based on the closing price of $37.56 per ADS on the Nasdaq National Market on December 29, 2000, which was the last trading day of fiscal 2000, minus the exercise price.

DIRECTOR COMPENSATION

     No director receives any cash compensation for his services as a member of our board of directors, although each director is reimbursed for his expenses in attending board of directors and related committee meetings. Non executive directors may receive stock compensation for their services as a member of our board of directors. Directors who serve on committees of the board of directors receive no additional compensation.

EMPLOYMENT CONTRACTS AND ARRANGEMENTS

     On June 18, 1999, following the acquisition of Knowledge Well, we entered into an employment agreement with Gregory M. Priest, under which we agreed to employ Mr. Priest as our President and Chief Executive Officer, effective as of December 10, 1998. Under the terms of the agreement, Mr. Priest will be paid a minimum base salary of $250,000 per year. In addition, Mr. Priest will be contractually entitled to receive an annual performance bonus at 100% achievement of at least $200,000 (the "targeted" Bonus) at the discretion of the board of directors. Mr. Priest's employment is at-will. The employment agreement includes a covenant not to solicit and a covenant not to compete in the event of a voluntary termination by Mr. Priest or the termination for cause (as defined in the agreement) by SmartForce. If Mr. Priest's employment is involuntarily terminated (as defined in the agreement) or terminated without cause we are required to make a lump sum payment to Mr. Priest equal to his then base salary plus the then maximum performance bonus available to Mr. Priest for a period of one (1) year. Mr. Priest may elect, in the event of an involuntary termination, to be bound by the covenants not to solicit and not to compete in exchange for continued vesting of the stock options granted to him by us for the term of the covenants. Otherwise, Mr. Priest's stock options will discontinue to vest immediately upon termination of employment.

     On June 18, 1999, following the acquisition of Knowledge Well, we entered into an employment agreement with William A. Beamish, under which we agreed to employ Mr. Beamish as our Executive Vice President, Product Strategy, effective as of December 10, 1998. Under the terms of the agreement, Mr. Beamish will be paid a minimum base salary of $25,000 per year under this agreement. Mr. Beamish's employment is at-will. The employment agreement includes covenants not to solicit and not to compete on termination of Mr. Beamish's employment. If Mr. Beamish's employment is involuntarily terminated (as defined in the agreement) or terminated without cause, we are required to make a lump sum payment to Mr. Beamish equal to his then base salary plus the then maximum performance bonus available to Mr. Beamish for a period of one (1) year. Mr. Beamish may elect, in the event of an involuntary termination, to be bound by the covenants not to solicit and not to compete in exchange for continued vesting of the stock options granted to him by us for the term of the covenants. Otherwise, Mr. Beamish's stock options will discontinue to vest immediately upon termination of employment.

     On June 18, 1999, following the acquisition of Knowledge Well, we entered into an employment agreement with William B. Lewis, under which we agreed to employ Mr. Lewis as our Executive Vice

President, Global Field Sales, effective as of December 10, 1998. Under the terms of the agreement, Mr. Lewis will be paid a minimum base salary of $200,000 per year. In addition to the base salary, Mr. Lewis will be contractually eligible to receive an annual performance bonus at 100% achievement of at least $150,000 (the "targeted" bonus) at the discretion of the board of directors. Mr. Lewis's employment is at-will. The employment agreement includes covenants not to solicit and not to compete in the event of a voluntary termination by Mr. Lewis or the termination for cause (as defined in the agreement) by SmartForce. If Mr. Lewis's employment is involuntarily terminated (as defined in the agreement) or terminated without cause, we are required to make a lump sum payment to Mr. Lewis equal to his then base salary plus the then maximum performance bonus available to Mr. Lewis for a period of one (1) year. Mr. Lewis may elect, in the event of an involuntary termination, to be bound by the covenants not to solicit and not to compete in exchange for continued vesting of the stock options granted to him by us for the term of the covenants. Otherwise, Mr. Lewis's stock options will discontinue to vest immediately upon termination of employment.

     On June 18, 1999, following the acquisition of Knowledge Well, we entered into an employment agreement with Jeffrey N. Newton, under which we agreed to employ Mr. Newton as our Executive Vice President, Global Channel Sales, effective as of December 10, 1998. Under the terms of the agreement, Mr. Newton will be paid a minimum base salary of $200,000 per year. In addition to the base salary, Mr. Newton will be contractually entitled to receive an annual performance bonus at 100% achievement of at least $150,000 (the "targeted" bonus) at the discretion of the board of directors. Mr. Newton's employment is at-will. The employment agreement includes covenants not to solicit and not to compete in the event of a voluntary termination by Mr. Newton or termination for cause (as defined in the agreement) by SmartForce. If Mr. Newton's employment is involuntarily terminated (as defined in the agreement) or terminated without cause we are required to make a lump sum payment to Mr. Newton equal to his then base salary plus the then maximum performance bonus available to Mr. Newton for a period of one (1) year. Mr. Newton may elect, in the event of an involuntary termination, to be bound by the covenants not to solicit and not to compete in exchange for continued vesting of the stock options granted to him by us for the term of the covenants. Otherwise, Mr. Newton's stock options will discontinue to vest immediately upon termination of employment.

     In addition to the employment agreement with Mr. Beamish noted above, SmartForce Ireland Limited has entered into a consulting agreement with a third-party consulting firm pursuant to which the consulting firm provides certain management services to SmartForce Ireland Limited, including the services of Mr. Beamish. Mr. Beamish was an employee of the consulting firm during 2000. Amounts due under the consulting agreement are paid by SmartForce Ireland Limited to the consulting firm. Mr. Beamish is separately compensated by the consulting firm. During 2000, the consulting firm billed SmartForce Ireland Limited an aggregate of $316,800 for services provided by Mr. Beamish.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During fiscal 2000, the Compensation Committee of our board of directors consisted of Messrs. McCabe, McDonagh and Grillos. During fiscal 2000, the Stock Option Committee consisted of Messrs. McDonagh and Krzywicki. Mr. Krzywicki was not one of our officers or employees or an officer or employee of our subsidiaries during fiscal 2000 or at any time prior to fiscal 2000. Mr. McDonagh was not one of our officers or employees or an officer or employee of our subsidiaries during fiscal 2000 or at any time since September 1991. From our inception to September 1991, Mr. McDonagh was our Chief Executive Officer.

     Mr. McCabe served on the Compensation Committee from February 1995 until November 2000. Mr. McCabe also served as Chief Executive Officer through December 1996, President through September 1996 and Chairman of the Board of Directors through August 12, 1998. From October 1, 1998 through December 10, 1998, Mr. McCabe was a member of the interim management committee of the board of directors. From December 10, 1998 to November 13, 2000, Mr. McCabe was the Chairman of the Board of Directors. Mr. Grillos was not one of our officers or employees or an officer or employee of our subsidiaries at any time prior to October 1, 1998. From October 1, 1998 through December 10, 1998, Mr. Grillos was a member of the interim management committee of the board of directors. From December 10, 1998 to December 31, 1999, Mr. Grillos was our Executive Vice President and Chief Operating Officer.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Approximately 9% of the issued share capital of CBT (Technology) Limited, one of our Irish subsidiaries, representing a special non-voting class, is owned by Stargazer Productions ("Stargazer"), an unlimited company which is wholly-owned by certain of our key employees. All of the voting securities of CBT (Technology) Limited are owned by us and, except for the securities owned by Stargazer, there are no other outstanding securities of CBT (Technology) Limited. CBT (Technology) Limited has in the past and may in the future declare and pay dividends to Stargazer, and Stargazer may pay dividends to its shareholders out of such amounts. Except for the fact that Stargazer is wholly owned by certain of our key employees, we have no relationship with Stargazer.

     In March 2000, we acquired the net assets of Advanced Educational Systems Limited ("AES"), a provider of secure e-Testing solutions and services to organizations to support their internal certification and compliance initiatives. We have issued 103,129 ADSs to AES as consideration for those assets. One of our directors, Patrick J. McDonagh, was a director of AES and has been deemed to be the beneficial owner of approximately 29% of the outstanding shares of AES.

     In August 1999, Gregory M. Priest, our President and Chief Executive Officer, received a loan in the amount of $450,000 which is repayable in four equal annual installments, commencing in August 2000. Interest accrues on the principal amount at a rate of 5.96%, to be paid annually. As of December 31, 2000, the balance outstanding under the loan, inclusive of accrued interest, was $347,420.

                   BOARD OF DIRECTOR MEETINGS AND COMMITTEES

     The board of directors, which has an audit committee, compensation committee, stock option committee and non-officer stock option committee, held a total of 4 meetings during the last fiscal year. No incumbent director attended fewer than seventy-five percent (75%) of the meetings of the board of directors and committees thereof on which such director served during the last fiscal year.

     In fiscal 2000, the audit committee consisted of Messrs. Krzywicki and McDonagh. During the last fiscal year, the audit committee held 3 meetings. The audit committee oversees actions taken by our independent auditors, and recommends the engagement of auditors. Our audit committee charter, which is attached as Appendix A to this proxy statement, sets forth in detail the duties of and functions performed by the audit committee. Rule 4200 of the National Association of Securities Dealers' listing standards and our audit committee charter require that we have three members on the audit committee who are "independent" directors (as defined in Rule 4200). Mr. Krzywicki and Mr. McDonagh, two of the three current members of the Audit Committee are "independent" as such term is defined under Rule 4200. Mr. Grillos the third member, is not "independent" under the strict definition set forth in Rule 4200 because he served as our Executive Vice President and Chief Operating Officer from December 1998 through December 1999. However, pursuant to Rule 4350(d)(2)(B) of the National Association of Securities Dealers' listing standards, our board of directors has determined that Mr. Grillos's membership on the audit committee is required by the best interests of us and our shareholders, because of Mr. Grillos's abilities and background. In addition, Mr. Grillos was an independent director under Rule 4200 for many years before temporarily taking an operational role with us at the request of the board and in the interests of our shareholders. We do not believe that Mr. Grillos's temporary services in an operating role has compromised the actual independence with which he carries out his board service and that he is therefore an appropriate member of our Audit Committee. However, we are currently engaged in a search for an additional member to our board of directors who may also serve as an "independent" director on our audit committee. Once we complete this search, our board of directors intends to promptly appoint such individual to the board and the audit committee.

     In fiscal 2000, the stock option committee consisted of Messrs. McDonagh and Krzywicki. During the last fiscal year, the stock option committee held no formal meetings but took several actions by unanimous written consent. The stock option committee administers our employee share option plans, grants share options to our officers and grants share options to any of our non-officers in excess of 10,000 shares per grant.

     In January 1996, the board of directors established the non-officer stock option committee, which currently consists of Messrs. Priest and Drummond. Prior to November 13, 2000, the members of the non-officer stock option committee consisted of former Chairman of the Board and director, Mr. William G. McCabe and Mr. John P. Hayes. During the last fiscal year, the non-officer stock option committee held 2 formal meetings and took several actions by unanimous written consent. The non-officer stock option committee grants share options, which are less than 10,000 shares per grant to any of our employees who are not officers.

     In fiscal 2000, the compensation committee consisted of Messrs. McCabe, Krzywicki and McDonagh. On November 13, 2000, Mr. McCabe resigned as a member of the compensation committee. During the last fiscal year, the compensation committee held no formal meetings but took several actions by unanimous written consent. The compensation committee reviews and approves the compensation of our executives and makes recommendations to the board of directors with respect to standards for setting compensation levels.

     The board of directors does not have a nominating committee or any committee performing similar functions.

                 BOARD COMPENSATION COMMITTEE AND STOCK OPTION
                   COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Portions of the following report are presented by each of the members of our compensation committee and stock option committee of the board of directors with respect to the compensation of our executive management.

     Actual compensation earned during the last fiscal year for the Named Executive Officers is shown in the Summary Compensation Table contained in this proxy statement.

                      REPORT OF THE COMPENSATION COMMITTEE

     The compensation committee reviews and approves the compensation of our executives and makes recommendations to the board of directors with respect to standards for setting compensation levels.

     Compensation Philosophy. At the direction of the board of directors and pursuant to the charter of the compensation committee, the compensation committee endeavors to ensure that the compensation programs for our executive officers and our subsidiaries are effective in attracting and retaining key executives responsible for our success. These programs are administered in a manner that seeks to meet our long-term interests and those of our shareholders and are designed to align total compensation for senior management with corporate performance.

     The compensation committee believes that our overall financial performance should be an important factor in the total compensation of our executive officers. At the executive officer level, the compensation committee has a policy that a significant proportion of total compensation should consist of variable, performance-based components, such as bonuses and share option grants, which can increase or decrease to reflect changes in corporate and individual performance. These incentive compensation programs are intended to reinforce management's commitment to enhancement of profitability and shareholder value.

     The compensation committee takes into account various qualitative and quantitative indicators of corporate and individual performance in determining the level and composition of compensation for the Chief Executive Officer and other executive officers. The compensation committee considers such corporate performance measures as revenues, net income and earnings per share in setting executive compensation levels. The specific factors used, and the weight given to various factors, varies between each executive based on his or her responsibilities. The compensation committee also appreciates the importance of achievements that may be difficult to quantify, and accordingly recognizes qualitative factors, such as successful supervision of major corporate projects and demonstrated leadership ability.

     Base salary for the chief executive officer and other executive officers are established at levels considered appropriate in light of the duties and scope of responsibilities of each officer's position. Salaries are reviewed periodically and adjusted as warranted to reflect sustained individual officer performance. The compensation committee focuses primarily on total annual compensation, including incentive awards, rather than base salary alone, as the appropriate measure of executive officer performance and contribution.

     Chief Executive Officer Compensation. Generally, the criteria used in determining the compensation of our Chief Executive Officer is the same as that which is used for executive management. Mr. Priest's compensation was set to ensure that it was based on increasing shareholder value. Mr. Priest received a salary of $250,000 and a bonus of $339,320 with respect to 2000. The bonus was based on both quantitative and qualitative factors, including our overall financial performance in 2000, his leadership in managing our expanding operations and the development of our e-Learning infrastructure and solutions as well as his role in establishing development and marketing alliances.

     The compensation committee also approved the compensation of our other executive officers for 2000, following the principles and procedures outlined in this report.

     Section 162(m). To the extent readily determinable and as one of the factors in its consideration of compensation matters, the compensation committee considers the anticipated tax treatment to us and to the executives of various payments and benefits. Section 162(m) of the Code generally limits the federal income tax deductibility of compensation paid to certain executive officers. For this purpose, compensation can include, in addition to cash compensation, the difference between the exercise price of share options and the value of the underlying share on the date of exercise. Under this legislation, we may deduct compensation with respect to any of these individuals only to the extent that during any fiscal year such compensation does not exceed $1 million or meets certain other conditions (such as shareholder approval). Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the compensation committee will not necessarily limit executive compensation to that deductible under Section 162(m). The compensation committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          Respectfully submitted by:

                                          The members of the Compensation
                                          Committee
                                          James S. Krzywicki
                                          Patrick J. McDonagh

                      REPORT OF THE STOCK OPTION COMMITTEE

     The stock option committee oversees provision of long-term incentives for executives and other key employees through share option grants under the 1990 Plan, 1994 Plan and 1996 Plan. Grants under the 1990 Plan or 1994 Plan are made to executives at the time they commence employment and are made periodically to executive management for individual performance. Grants under the 1996 Plan are made to employees and consultants at the time they commence employment and are made periodically for individual performance. Grants are not made to executive officers or directors under our 1996 Plan. The purpose of share option grants is to provide incentives to perform at a level, which will enhance the overall financial performance of our business and maximize long-term shareholder value and to reward prior performance.

     For grants to executives, the stock option committee is responsible for determining, subject to the terms and conditions of the plans, the timing of such grants, the exercise price per share, the vesting provisions and the number of shares subject to each option grant. The stock option committee primarily grants share options to executive officers under the 1994 Plan.

     In 2000, based upon recommendations from executive management, the stock option committee granted share options to one of our executive officers under the 1994 plan. In approving grants under the 1990 Plan,

1994 Plan and 1996 Plan, including grants to our non-executive officers, the stock option committee considers quantitative and qualitative factors.

     In addition to the 1990 Plan, 1994 Plan and 1996 Plan, executives are eligible to participate in our 1995 Employee Share Purchase Plan, which permits the purchase of shares at a discount through payroll deductions.

     Share option grants to the Chief Executive Officer. There were no option grants in 2000 to Mr. Priest.

                                          Respectfully Submitted by:

                                          The members of the Stock Option
                                          Committee

                                          James S. Krzywicki
                                          Patrick J. McDonagh

                         REPORT OF THE AUDIT COMMITTEE

     As more fully described in our charter, the audit committee reviews our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process. Our independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. The audit committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the audit committee certify that the independent auditor is "independent" under applicable rules. The audit committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent auditors on the basis of the information it receives, discussions with management and the independent auditors and the experience of the audit committee's members in business, financial and accounting matters.

     In this context, the audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2000 with our management and our independent auditors, Ernst & Young. The audit committee has discussed with Ernst & Young, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The audit committee has also received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the audit committee has discussed the independence of Ernst & Young with that firm.

     Based on the audit committee's review and discussions noted above, the audit committee recommended to the board of directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the SEC.

                                          Respectfully Submitted by:

                                          The members of the Audit Committee

                                          John M. Grillos
                                          James S. Krzywicki
                                          Patrick J. McDonagh

                     DISCLAIMER REGARDING COMMITTEE REPORTS

     Neither (i) the compensation committee report contained herein, (ii) the audit committee report contained herein, (iii) the audit committee charter attached hereto, or (iv) any other information required to be disclosed herein by Item 306(a) or (b) of Regulation S-K or Item 7(e)(3) of Schedule 14A shall be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any past or future filing under the Securities Act of 1933, as amended, or the Securities

Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference into such filing.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on a percentage basis to stockholders of our ADSs (as adjusted for the two ADS splits in May 1996 and March 1998) from December 29, 1995 through December 31, 2000 to the cumulative return of (i) the Nasdaq National Market; and (ii) the Hambrecht & Quist ("H & Q") Technology Index, assuming an investment of $100 in our ADSs and in each of the other indices, and dividend reinvestment through December 31, 2000. No dividends have been declared or paid on our ordinary shares or ADSs. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

     The information contained in the performance graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into such filing.

          COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG SMTF,
                H&Q TECHNOLOGY INDEX AND NASDAQ NATIONAL MARKET

                              [PERFORMANCE GRAPH]

                    Measurement Period (Fiscal Year Covered)

--------------------------------------------------------------------------------------
                       12/29/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------------------------
 SMTF                  $100.00    $204.72    $309.91    $112.26    $252.83    $283.49
--------------------------------------------------------------------------------------
 H&Q Technology
  Index                $100.00    $119.84    $175.18    $272.23    $606.89    $391.32
--------------------------------------------------------------------------------------
 Nasdaq National
  Market               $100.00    $122.71    $149.25    $208.40    $386.77    $234.81
--------------------------------------------------------------------------------------

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our officers (as defined in the rules under Section 16) and directors, and persons who own more than ten percent of a registered class of our equity securities, to file certain reports with the SEC and the NASD regarding ownership of, and transactions in, our securities. Such officers, directors and ten percent holders are also required by the SEC's rules to furnish to us copies of all
Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by us or written representations from certain reporting persons we believe that our executive officers, directors and ten percent holders complied with all applicable Section 16(a) filing requirements during the last fiscal year.

                                 OTHER MATTERS

     The report of the directors and our consolidated financial statements and auditors' report to the Members for the last fiscal year were approved by the board of directors on May 31, 2001. Irish law requires us to provide our Members for receipt and consideration such report of the directors and our consolidated financial statements and auditors' report to the Members for the last fiscal year at the Annual General Meeting of Shareholders. In this regard, included as part of the proxy materials dispatched to Members is a copy of the report of the directors and our consolidated financial statements and auditors' report to the Members for the last fiscal year.

     Representatives of Ernst & Young, our independent Auditors, are expected to be present at the Annual General Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     We know of no other matters to be submitted at the Annual General Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board of directors may recommend.

                                          By Order of the Board of Directors

Dated:

                                                                      APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                       SMARTFORCE PUBLIC LIMITED COMPANY

PURPOSE:

     The purpose of the Audit Committee of the Board of Directors of SmartForce Public Limited Company (the "Company") shall be:

     - to provide oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - to provide the Company's Board of Directors with the results of its monitoring and recommendations derived therefrom;

     - to nominate to the Board of Directors independent auditors to audit the Company's financial statements and oversee the activities and independence of the auditors; and

     - to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the attention of the Board of Directors.

     The Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

     The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors. On or before June 14, 2001, the members will meet the following criteria:

     1. Each member will be an independent director, in accordance with the Nasdaq National Market Audit Committee requirements;

     2. Each member will be able to read and understand fundamental financial statements, in accordance with the Nasdaq National Market Audit Committee requirements; and

     3. At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

RESPONSIBILITIES:

     The responsibilities of the Audit Committee shall include:

     - Providing oversight and monitoring of Company management and the independent auditors and their activities with respect to the Company's financial reporting process;

     - Recommending the selection and, where appropriate, replacement of the independent auditors to the Board of Directors;

     - Reviewing fee arrangements with the independent auditors;

     - Reviewing the independent auditors' proposed audit scope, approach and independence;

     - Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee;

     - Requesting from the independent auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independent Standards Board Standard No. 1, and engaging in a dialogue with the auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors;

     - Directing the Company's independent auditors to review before filing with the SEC the Company's interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

     - Discussing with the Company's independent auditors the matters required to be discussed by Statement on Accounting Standard No. 61, as it may be modified or supplemented;

     - Reviewing with management, before release, the audited financial statements and Management's Discussion and Analysis in the Company's Annual Report on Form 10-K;

     - Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulation S-K and Item 7(e) (3) of
       Schedule 14A;

     - Reviewing the Audit Committee's own structure, processes and membership requirements; and

     - Performing such other duties as may be requested by the Board of Directors.

MEETINGS:

     The Audit Committee will meet at least quarterly. The Audit Committee may establish its own schedule, which it will provide to the Board of Directors in advance.

     The Audit Committee will meet separately with the independent auditors as well as members of the Company's management as it deems appropriate in order to review the financial controls of the Company.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     Apart from the report prepared pursuant to Item 306 of Regulation S-K and
Item 7(e) (3) of Schedule 14A, the Audit Committee will summarize its examinations and recommendations to the Board from time to time as may be appropriate, consistent with the Committee's charter.

                                   APPENDIX B

                                   SMARTFORCE

                        1995 EMPLOYEE SHARE PURCHASE PLAN



       The following constitute the provisions of the Employee Share Purchase Plan of SmartForce.

1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Ordinary Shares of the Company through accumulated payroll deductions. It is the intention of the company to have the Plan qualify as an "Employee Share Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.     Definitions.

       (a)    "Board" shall mean the Board of Directors of the SmartForce.

       (b)    "Code" shall mean the Internal Revenue Code of 1986, as amended.

       (c) "Ordinary Shares" shall mean the ordinary shares of the SmartForce.

       (d) "Company" shall mean SmartForce and any Designated Subsidiary of the Company.

       (e) "Compensation" shall mean all base straight time gross earnings, sales commissions and bonuses, but shall exclude payments for overtime, shift premiums, and other compensation.

       (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

       (g) "Employee" shall mean any individual who is an Employee of the Company for tax purposes whose customary employment with the Company is at least twenty (20) hours per week and more than five
              (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety
              (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

       (h)    "Enrollment Date" shall mean the first day of each Offering
              Period.

       (i)    "Exercise Date" shall mean the last day of each Offering Period.

       (j) "Fair Market Value" shall mean, as of any date, the value of Ordinary Shares determined as follows:

              (1) If the Ordinary Shares are listed on any established exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of an Ordinary Share shall be the closing sale price of an Ordinary Share (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Ordinary Shares) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (2) If the Ordinary Shares are quoted on the NASDAQ System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of an Ordinary Share shall be the mean of the closing bid and asked prices of an Ordinary Share on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

              (3) In the absence of an established market for the Ordinary Shares, the Fair Market Value thereof shall be determined in good faith by the Board.

              (4) For purposes of the Enrollment Date under the first Offering Period under the Plan, the Fair Market Value shall be the initial price to the public as set forth in the final Prospectus included within the Registration Statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company's Ordinary Shares.

       (k) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after May 1 and terminating on the last Trading Day in the period ending the following October 31, or commencing on the first Trading Day on or after November 1 and terminating on the last Trading Day in the period ending the following April 30, during which an option granted pursuant to the Plan may be exercised. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Ordinary Shares that are registered with the Securities and Exchange Commission and shall end on the last trading day on or before October 31, 1995. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

       (l)    "Plan" shall mean this Employee Share Purchase Plan.

       (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of an Ordinary Share on the Enrollment Date or on the Exercise Date, whichever is lower. In no event shall the Purchase Price be less than the par value of an Ordinary Share.

       (n) "Reserves" shall mean the number of Ordinary Shares covered by each option under the Plan which have not yet been exercised and the number of Ordinary Shares which have been authorized for issuance under the Plan but not yet placed under option.

       (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than fifty percent (50%) of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

       (p) "Trading Day" shall mean a day on which national exchanges and the NASDAQ System are open for trading.

3.     Eligibility.

       (a) Any Employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

       (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own issued capital of the Company and/or hold outstanding options to purchase such shares possessing five percent (5%) or more of the total combined voting power or value of all classes of the issued capital of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase shares under all employee share purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of shares (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The first Offering Period shall begin on the effective date of the Company's initial public offering of its Ordinary Shares that is registered with the Securities and Exchange Commission. The Board shall have the power to change the duration of Offering Periods(including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.     Participation.

       (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office prior to the applicable Enrollment Date.

       (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.     Payroll Deductions.

       (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding twenty percent (20%) of the Compensation which he or she receives on each pay day during the Offering Period.

       (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.

       (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

       (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase shares under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $21,250. Payroll deductions shall recommence at the rate provided in such participant' s subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

       (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Ordinary Shares issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Ordinary Shares. At any time, the Company may, but will not be obligated to, withhold from the participant's compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Ordinary Shares by the Employee.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Ordinary Shares determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price. In no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $50,000 by the Fair Market Value of a share of the Company's Ordinary Shares on the Enrollment Date. Each such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof, and shall expire on the last day of the Offering Period.

8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant' s account for the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

9. Delivery. Shares purchased by a participant upon exercise of his or her option shall, at the election of the participant, be issued (i) in the name of the participant or the participant and the participant's spouse, or (ii) in the name of AIB Custodial Nominees Limited, having its registered office at P.O. Box 518, IFSC, Dublin 1, Ireland, to hold the shares as nominee and on behalf of the participant and subject to the participant's instructions.

10.    Withdrawal; Termination of Employment.

       (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

       (b) Upon a participant's ceasing to be an Employee (as defined in Section 2(g)hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

       (c) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

12.    Shares.

       (a) The maximum number of the Company's Ordinary Shares which shall be made available for sale under the Plan shall be 2,000,000 Ordinary Shares (which will be represented by 2,000,000 American Depositary Shares), subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

       (b) The participant will have no interest or voting right in shares covered by his option until such option has been exercised.



13.    Administration.

       (a) Administrative Body. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

       (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

14.    Designation of Beneficiary.

       (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

       (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with
       Section 10 hereof.

16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.    Adjustments Upon Changes in Capitalization.

       (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves as well as the price per Ordinary Share covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Ordinary Shares resulting from a share split, reverse share split, share dividend, combination or reclassification of the Ordinary Shares, or any other increase or decrease in the number of Ordinary Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Ordinary Shares subject to an option.

       (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board.

       (c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in
              Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase or receive, for each share subject to the option immediately prior to the sale of assets or merger, the consideration (whether shares, cash or other securities or property) received in the sale of assets or merger by holders of Ordinary Shares for each Ordinary Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Ordinary Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely Ordinary Shares of the successor corporation or its parent (as defined in Section 424(e) of the Code),the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely Ordinary Shares of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Ordinary Shares in the sale of assets or merger. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Ordinary Share covered by each outstanding option, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of its outstanding Ordinary Shares, and in the event of the Company being consolidated with or merged into any other corporation.

19.    Amendment or Termination.

       (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board of Directors on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

       (b) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Ordinary Shares for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee)determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

                                   APPENDIX C

                        SMARTFORCE PUBLIC LIMITED COMPANY

                        2001 OUTSIDE DIRECTOR OPTION PLAN

1. Purposes of the Plan. The purposes of this 2001 Outside Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

            All options granted hereunder shall be nonstatutory stock options.

2.     Definitions. As used herein, the following definitions shall apply:

              (a) "Attorney" means, in relation to an Optionee, a person who acquires the right to manage the Optionee's affairs generally as a result of the Optionee's Incapacity.

              (b)    "Board" means the Board of Directors of the Company.

              (c)    "Code" means the Internal Revenue Code of 1986, as amended.

              (d) "Company" means SmartForce Public Limited Company, a public limited company organized under the laws of the Republic of Ireland.

              (e)    "Director" means a member of the Board.

              (f) "Disability" means total and permanent disability as defined in section 22(e)(3) of the Code.

              (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

              (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              (i) "Fair Market Value" means, as of any date, the value of a Share determined as follows:

                            (i) If the Shares are listed on any established
                     stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such Shares (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Board deems reliable;

                            (ii) If the Shares are regularly quoted by a
                     recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Shares for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

                            (iii) In the absence of an established market for
                     the Shares, the Fair Market Value thereof shall be determined in good faith by the Board.


              (j) "Incapacity" means in relation to an Optionee who has a Disability, the inability to exercise an Option due to a medically determinable physical or mental impairment that has been proven to the satisfaction of the Board.

              (k)    "Inside Director" means a Director who is an Employee.

              (l)    "Option" means a share option granted pursuant to the Plan.

              (m)    "Optioned Shares" means Shares subject to an Option.

              (n)    "Optionee" means a Director who holds an Option.

              (o)    "Outside Director" means a Director who is not an Employee.

              (p) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

              (q)    "Plan" means this 2001 Outside Director Option Plan.

              (r) "Share" means an ordinary share of IR 9.375p each in the capital of the Company (each such ordinary share representing one American Depositary Share of the Company at the date hereof), as adjusted in accordance with Section 10 of the Plan.

              (s) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3. Shares Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 350,000 Shares (the "Pool"). The Shares may be authorized, but unissued, or (subject to compliance with the Companies Acts, 1963 to 1999 of Ireland) reacquired.

       If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.     Administration and Grants of Options under the Plan.

              (a) Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                            (i) No person shall have any discretion to select
                     which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

                            (ii) Each Outside Director shall be automatically
                     granted an Option to purchase 25,000 Shares (the "First Option") on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

                            (iii) Each Outside Director shall be automatically
                     granted an Option to purchase 10,000 Shares (a "Subsequent Option") on January 1 of each year provided he or she is then an Outside Director and if as of such date, he or she shall have served on the Board for at least the preceding six (6) months.


                            (iv) The terms of a First Option granted hereunder
                     shall be as follows:

                                   (A) the term of the First Option shall be ten
                            (10) years.

                                   (B) the First Option shall be exercisable
                            only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                                   (C) the exercise price per Share shall be one
                            hundred percent (100%) of the Fair Market Value per Share on the date of grant of the First Option.

                                   (D) subject to Section 10 hereof, the First
                            Option shall become exercisable as to twenty five percent (25%) of the Shares subject to the First Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on all such relevant dates. Notwithstanding the foregoing, in connection with a First Grant, the vesting commencement date shall be the date on which the individual was appointed by the Board of Directors to serve as an Outside Director of the Company or the date on which the Plan was approved by the Board of Directors, whichever is later.

                            (v) The terms of a Subsequent Option granted
                     hereunder shall be as follows:

                                   (A) the term of the Subsequent Option shall
                            be ten (10) years.

                                   (B) the Subsequent Option shall be
                            exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof.

                                   (C) the exercise price per Share shall be one
                            hundred percent (100%) of the Fair Market Value per Share on the date of grant of the Subsequent Option.

                                   (D) subject to Section 10 hereof, the
                            Subsequent Option shall become exercisable as to twenty five percent (25%) of the Shares subject to the Subsequent Option on each anniversary of its date of grant, provided that the Optionee continues to serve as a Director on such dates.

                            (vi) In the event that any Option granted under the
                     Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the shareholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5. Eligibility. Options may be granted only to Outside Directors. All Options shall be granted automatically in accordance with the terms set forth in Section 4 hereof.

              The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
       Section 11 of the Plan.

7. Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of (i) cash, (ii) check, (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (iv) any combination of the foregoing methods of payment.

8.     Exercise of Option.

                     (A) Procedure for Exercise; Rights as a Shareholder. Any
                         Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until shareholder approval of the Plan in accordance with
                         Section 16 hereof has been obtained.

                              An Option may not be exercised for a fraction
                         of a Share.

                              An Option shall be deemed to be exercised when
                         written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the share certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Share, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee or its nominee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the share certificate is issued, except as provided in Section 10 of the Plan.

                              Exercise of an Option in any manner shall result
                         in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                     (B) Termination of Continuous Status as a Director. Subject
                         to Section 10 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                     (C) Disability of Optionee. In the event Optionee's status as a Director terminates as a result of Disability, the Optionee or, in the event of Optionee's Incapacity, his or her Attorney, may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                     (D) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee or, in the event of the Optionee's Incapacity, by his or her Attorney.

10.    Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
       Sale.

                     (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a reorganization, bonus issue, reclassification or the like, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Except as expressly provided herein, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                     (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. Each Optionee shall have the right to exercise his or her Option within fifteen (15) days prior to the proposed date of such transaction as to all of the Optioned Shares covered thereby. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

                     (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. If, at any time following such assumption or substitution, the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or substituted option shall become fully exercisable. Following such termination, the Option or substituted option shall remain exercisable in accordance with Sections 8(b) through (d) above.

       If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

       For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Optioned Share subject to the Option immediately prior to the merger or sale of assets, the consideration (whether shares, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely ordinary shares (or their equivalent) of the Successor Corporation or its Parent, the Board may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Optioned Share, to be solely ordinary shares (or their equivalent) of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of ordinary shares in the merger or sale of assets.

11.    Amendment and Termination of the Plan.

              (a) Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

              (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, Irish Law and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

       As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

       Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

16. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and any stock exchange rules.

                SMARTFORCE PUBLIC LIMITED COMPANY (THE "COMPANY")
                  THIS PROXY FOR THE ANNUAL GENERAL MEETING IS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned Member of the Company, a public limited company organized under the laws of the Republic of Ireland, hereby acknowledges receipt of the Notice of Annual General Meeting of Shareholders and proxy statement, each dated June ___, 2001, and hereby appoints Gregory M. Priest, David C. Drummond and Jennifer M. Caldwell, and each of them, proxies and attorneys-in-fact, each with full power of substitution, or ______________ of _______________ as proxy and attorney in fact (see Note 2 below), on behalf and in the name of the undersigned, to represent the undersigned at the Company's Annual General Meeting to be held at 11:00 a.m. on July 10, 2001 at The Merrion Hotel, Upper Merrion Street, Dublin 2, Ireland, and at any adjournments thereof, and to vote all shares which the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof and in their discretion upon such other matters as may properly come before the Annual General Meeting.

NOTES:

1. A proxy may (i) vote on a show of hands or on a poll, (ii) demand or join in demanding a poll and (iii) speak at the Annual General Meeting.

2. If it is desired to appoint as proxy any person other than those set forth above, please delete the names set forth above and insert the name and address of your own proxy in the space provided. The alteration should be initialled. A proxy need not be a shareholder of the Company.

3. In the case of a corporation, this form must be executed either under its Common Seal or under the hand of an officer or attorney duly authorized.

4. In the case of joint holders, the signature of any one of them will suffice, but the names of all joint holders should be shown. The vote of the senior joint holder who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members of the Company in respect of the joint holding.

5. To be effective, the proxy form and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy of such power or authority must be deposited with the Company's Registrars, Computershare Services (Ireland) Limited, Heron House, Corrig Road, Sandyford Industrial Estate, Dublin 18, Ireland not less than 48 hours before the time appointed for the holding of the Annual General Meeting or adjourned Annual General Meeting.

6.     Any alterations made to this proxy form should be initialed.

7. On a poll a person entitled to more than one vote need not use all his, her or its votes or cast all the votes he, she or it uses in the same way.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY
               IN THE ENVELOPE PROVIDED.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

       THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" EACH OF THE PROPOSALS SET FORTH BELOW AND AS SAID PROXIES DEEM APPROPRIATE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING, INCLUDING, AMONG OTHER THINGS, CONSIDERATION FOR ANY MOTION MADE FOR ADJOURNMENT OF THE ANNUAL GENERAL MEETING (INCLUDING, WITHOUT LIMITATION, FOR PURPOSES OF SOLICITING ADDITIONAL VOTES FOR APPROVAL OF THE PROPOSALS SET FORTH BELOW).

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:

                                                                 ABSTAIN        FOR    AGAINST
                                                                 -------        ---    -------
ORDINARY BUSINESS

1.   To re-elect John M. Grillos as a director.                    [ ]          [ ]      [ ]

2(A) To elect Ronald C. Conway as a director.                      [ ]          [ ]      [ ]

2(B) To elect David C. Drummond as a director.                     [ ]          [ ]      [ ]

3.   To consider the consolidated financial statements             [ ]          [ ]      [ ]
     of the Company and the reports of the directors
     and auditors for the year ended December 31, 2000.

4.   To authorize the Directors to fix the remuneration            [ ]          [ ]      [ ]
     of the auditors for the year ending December 31,
     2001.


SPECIAL BUSINESS

5.   To redenominate the Company's share capital from              [ ]          [ ]      [ ]
     Irish pounds to Euros.

6.   To renominalize the Company's share capital from              [ ]          [ ]      [ ]
     E0.11903794 per share to E0.11 per share.

7.   To amend the Company's Employee Share Purchase                [ ]          [ ]      [ ]
     Plan to increase the total number of ordinary
     shares reserved for issuance thereunder by
     500,000 ordinary shares.

8.   To adopt the 2001 Outside Director Option Plan                [ ]          [ ]      [ ]

9.   To amend the Company's Articles of Association                [ ]          [ ]      [ ]
     so that agreements may be signed on the Company's
     behalf under seal without the requirement for a
     member of the board of directors to be present
     at the affixing of the Company seal.


Mark here if you plan  [ ]                     Mark here, and indicate  [ ]
to attend the Annual                           below, for a change of
General Meeting.                               address.

Please sign exactly as name appears below. When shares are held by joint holders, the signature of any one of them will suffice, but the names of all joint holders should be shown. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, this form must be executed either under its Common Seal or under the hand of an officer or attorney duly authorized. If a partnership, please sign in partnership name by authorized person.

Date: ____________________, 2001


Signature:
          -----------------------------


       --------------------------------
                 (Print Name)